Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
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Contingencies

NOTE 13

Commitments and Contingencies

Legal Contingencies

The Company and its subsidiaries are involved in a number of legal proceedings concerning matters arising out of the conduct of their respective business activities and are periodically subject to governmental and regulatory examinations, information gathering requests, subpoenas, inquiries and investigations (collectively, governmental examinations). As of December 31, 2014, the Company and various of its subsidiaries were named as a defendant or were otherwise involved in numerous legal proceedings and governmental examinations in various jurisdictions, both in and outside the U.S. The Company discloses its material legal proceedings and governmental examinations under “Legal Proceedings” in its Annual Report on Form 10-K for the year ended December 31, 2014 (Legal Proceedings).

The Company has recorded liabilities for certain of its outstanding legal proceedings and governmental examinations. A liability is accrued when it is both (a) probable that a loss has occurred and (b) the amount of loss can be reasonably estimated. There may be instances in which an exposure to loss exceeds the accrued liability. The Company evaluates, on a quarterly basis, developments in legal proceedings and governmental examinations that could cause an increase or decrease in the amount of the liability that has been previously accrued or a revision to the disclosed estimated range of possible losses, as applicable.

The Company’s legal proceedings range from cases brought by a single plaintiff to class actions with millions of putative class members. These legal proceedings, as well as governmental examinations, involve various lines of business of the Company and a variety of claims (including, but not limited to, common law tort, contract, antitrust and consumer protection claims), some of which present novel factual allegations and/or unique legal theories. While some matters pending against the Company specify the damages claimed by the plaintiff, many seek an unspecified amount of damages or are at very early stages of the legal process. Even when the amount of damages claimed against the Company are stated, the claimed amount may be exaggerated and/or unsupported. As a result, some matters have not yet progressed sufficiently through discovery and/or development of important factual information and legal issues to enable the Company to estimate a range of possible loss.

Other matters have progressed sufficiently through discovery and/or development of important factual information and legal issues so that the Company is able to estimate a range of possible loss. Accordingly, for those legal proceedings and governmental examinations disclosed or referred to in Legal Proceedings where a loss is reasonably possible in future periods, whether in excess of a related accrued liability or where there is no accrued liability, and for which the Company is able to estimate a range of possible loss, the current estimated range is zero to $360 million in excess of any accrued liability related to these matters. This aggregate range represents management’s estimate of possible loss with respect to these matters and is based on currently available information. This estimated range of possible loss does not represent the Company’s maximum loss exposure. The legal proceedings and governmental examinations underlying the estimated range will change from time to time and actual results may vary significantly from current estimates.

Based on its current knowledge, and taking into consideration its litigation-related liabilities, the Company believes it is not a party to, nor are any of its properties the subject of, any pending legal proceeding or governmental examination that would have a material adverse effect on the Company’s consolidated financial condition or liquidity. However, in light of the uncertainties involved in such matters, the ultimate outcome of a particular matter could be material to the Company’s operating results for a particular period depending on, among other factors, the size of the loss or liability imposed and the level of the Company’s earnings for that period.

OTHER COMMITMENTS

The Company also has obligations to make payments under contractual agreements with certain co-brand partners. The Company expects to fully satisfy these obligations over the remaining term of these agreements, which range from 2015 to 2022, as part of the ongoing operations of its business. The obligations under such arrangements were approximately $1.0 billion as of December 31, 2014.

Rent Expense and Lease Commitments

The Company leases certain facilities and equipment under non-cancelable and cancelable agreements. The total rental expense amounted to $237 million in 2014, $281 million in 2013 and $305 million in 2012.

As of December 31, 2014, the minimum aggregate rental commitment under all non-cancelable operating leases (net of subleases of $34 million) was as follows:

(Millions)
2015	$189
2016	161
2017	144
2018	126
2019	94
Thereafter	921
Total	$1,635

As of December 31, 2014, the Company’s future minimum lease payments under capital leases or other similar arrangements is approximately $4 million in 2015 through 2019, and $19 million thereafter.